SCHEDULE 14A


                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|   Preliminary proxy statement.
|_| Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2).
|X|   Definitive proxy statement.
|_|   Definitive additional materials.
|_|   Soliciting material pursuant to Rule 14a-12.

                              Lebenthal Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:  N/A
      (2) Aggregate number of securities to which transaction applies:  N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      (4) Proposed maximum aggregate value of transaction: N/A
      (5) Total fee paid: $0

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid: N/A
      (2) Form, Schedule or Registration Statement No.: N/A
      (3) Filing Party: N/A
      (4) Date Filed: N/A

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                 (800) 594-7078


                                                                  April 12, 2004

Dear Shareholder:

On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial, Inc. ("AXA") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA (the "Merger"). As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA. MONY is the indirect parent company of Boston Advisors, Inc. and Advest, Inc. Boston Advisors, Inc. is the investment manager of the Fund and Advest, Inc. is the distributor of the Fund. When the Merger is consummated, the management contracts between the Fund and Boston Advisors, Inc. will automatically terminate. Accordingly, we are asking shareholders of the Fund to approve new management contracts between the Fund and Boston Advisors, Inc. We are also requesting approval of five directors of the Fund as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or telephone.

Q. What are the Proposals about?

Two proposals are described in the enclosed proxy statement.

The first proposal relates to the management contracts for the Fund. The laws governing mutual funds generally require that when an investment manager undergoes a change in ownership, the management contract with the fund will terminate. In order for the Fund to continue with Boston Advisors, Inc. as the investment manager for each Portfolio, shareholders of each Portfolio must approve the new form of contract. The proposed new contracts are substantially the same as the current contracts. Fees will not change and no changes are planned to the investment personnel of your Fund.

The second proposal relates to the election of five directors of the Fund.

Q. How will the acquisition of MONY by AXA affect the Fund?

The transaction will not affect the daily operations of the Fund or the investment management activities of Boston Advisors, Inc. As previously mentioned, MONY is the indirect parent company of both Boston Advisors, Inc. and Advest, Inc., but has had little involvement in Fund activities and we do not anticipate that, following the transaction, AXA will play any larger role than MONY currently plays. We do not anticipate any changes to the investment personnel or the daily operations of the Fund. We will continue to work to meet your expectations for competitive performance and high quality customer service. The Fund's investment objectives, strategies and portfolio manager are not expected to change as a result of the transaction.

Remember - Your Vote Counts!

Your vote is extremely important, even if you only own a few shares. Voting promptly is also important. If we do not receive enough votes, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming and which may delay the shareholder meeting. You may receive a reminder call to return your proxy from ADP, a proxy solicitation firm, or from a representative from the Fund's investment manager or its affiliates.

Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at
(800) 594-7078.

Sincerely,

/s/ Alexandra Lebenthal
Alexandra Lebenthal
Chairman

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                 (800) 594-7078


                    Notice of Special Meeting of Shareholders


                                  May 20, 2004


           A Special Meeting of the shareholders of the Fund will be held at 9:00 a.m. at the offices of Lebenthal Asset Management, a division of Boston Advisors, Inc., 120 Broadway, New York, New York 10271, for these purposes:

           1. To approve the new Management Contracts (the "Management Contracts"), between the Fund, on behalf of each of the Portfolios, and Boston Advisors, Inc. (the "Manager").

           2. To elect five directors of the Fund, each to hold office until their successors are duly elected and qualified.

           3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

           Shareholders of record at the close of business on March 31, 2004, are entitled to notice of and to vote at the meeting and any adjourned session.

                                              By Order of the Board of Directors

                                              /s/ Gregory W. Serbe
                                              Gregory W. Serbe
                                              Secretary of the Fund

                                              April 12, 2004


                 Please respond. Your vote is important. You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. To vote, please follow the instructions that appear on your enclosed proxy card. In order to avoid the additional expense of further solicitation, we ask for your cooperation in voting your proxy promptly.

                                 PROXY STATEMENT


                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                 (800) 594-7078

           The Directors of Lebenthal Funds, Inc., are soliciting proxies from shareholders in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on May 20, 2004, at 9:00 a.m. at the offices of Lebenthal Asset Management, a division of Boston Advisors, Inc., 120 Broadway, New York, New York 10271. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on March 31, 2004 (the "Record Date"), beginning on or about April 12, 2004.

           The only items of business that the Directors expect will come before the Meeting are (i) approval of new Management Contracts for the Fund on behalf of each Portfolio (the "New Management Contracts") with Boston Advisors, Inc. (the "Manager") and (ii) the election of five directors. As explained below, the proposed New Management Contracts are identical (except for the dates of execution and termination) to the Management Contracts currently in effect for the Fund (the "Current Management Contracts").

           The Fund's Annual Report for the period ended November 30, 2003, may be obtained without charge by writing to the Fund at 120 Broadway, New York, New York 10271, or by calling (800) 594-7078.

PROPOSAL 1. APPROVAL OF NEW MANAGEMENT CONTRACTS

Description of the Transaction
------------------------------

           On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial, Inc. ("AXA") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of MONY by AXA (the "Merger"). The Merger Agreement was amended on February 22, 2004. As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA. AXA is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. MONY is the indirect parent company of Boston Advisors, Inc. and Advest, Inc. Boston Advisors, Inc. is the investment manager of the Fund and Advest, Inc. is the distributor (the "Distributor") of the Fund. When the Merger is consummated, the management contracts between the Fund and the Manager will automatically terminate. Accordingly, we are asking shareholders of each Portfolio to approve a new management contract between the Fund, on behalf of each Portfolio, and the Manager.

           The Merger is subject to certain regulatory approvals and other conditions, including the approval of the Merger by the shareholders of MONY. Shareholders of the Fund are not being asked to vote on the Merger.

Approval of New Management Contracts
------------------------------------

           The reason the Directors are proposing the New Management Contracts for each Portfolio of the Fund is that the Current Management Contracts will terminate when MONY, the indirect parent of the Manager, is acquired by AXA. (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Management Contracts for each of the Portfolios of the Fund, so that the Manager can continue to manage the Portfolios of the Fund on the same terms as are now in effect. The Merger is expected to be consummated by the end of the second quarter of 2004, but could occur earlier or later depending upon regulatory approvals and satisfaction of other conditions (the "Closing Date").

           If each Portfolio's shareholders approve the New Management Contracts, the New Management Contracts will take effect on the Closing Date.

           Under the Investment Company Act, a fund cannot enter into a new management contract unless the shareholders of that fund vote to approve the new management contract. The Meeting is being held to seek shareholder approval of the New Management Contracts. No change in advisory fee rate is being proposed.

           The Directors recommend that the shareholders vote to approve the New Management Contracts.

Information about AXA
---------------------

           AXA Financial, Inc. is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $508.3 billion at December 31, 2003. AXA's financial advisory and insurance product businesses are conducted principally by its wholly-owned life insurance subsidiary, The Equitable Life Assurance Society of the United States ("Equitable Life"), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA Advisors, LLC and AXA Distributors, LLC. Equitable Life, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA's investment management and related services business is conducted by Equitable Life and Alliance Capital Management L.P.

Description of the New Management Contracts
-------------------------------------------

           The New Management Contracts are identical to the Current Management Contracts for each Portfolio, except for the dates of execution and termination of the New Management Contracts. Each of the Current Management Contracts is dated June 8, 2002, and was approved by shareholders on March 25, 2002. Appendix A to this Proxy Statement contains the form of the New Management Contracts. The next several paragraphs briefly summarize some important provisions of the New Management Contracts, but for a complete understanding of each contract you should read Appendix A.

           The New Management Contracts provide that the Manager, under the Directors' general control and supervision, will manage the securities in each of the Fund's three Portfolios and make decisions with respect to the purchase and sale of investments. For its services under both the Current Management Contracts and the New Management Contracts, the Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Contract. There can be no assurance that such fees will be waived in the future. For the fiscal year ended November 30, 2003, the Manager received management fees as follows: Lebenthal New York Municipal Bond Fund ("New York Portfolio"): $398,818; Lebenthal New Jersey Municipal Bond Fund ("New Jersey Portfolio"): $35,177; and Lebenthal Taxable Municipal Bond Fund ("Taxable Portfolio"): $48,220.

           Each of the Current Management Contracts was most recently approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act) of the Fund or the Manager, on July 24, 2003.

           Each New Management Contract provides that it will continue in effect for an initial period of two years effective as of the Closing Date. After that, each New Management Contract will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Manager (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

           Each New Management Contract may be terminated without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to the Manager, or by the Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of MONY by AXA).

           The New Management Contracts provide that the Manager will not be liable to a Portfolio or its shareholders, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           The Manager may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

           Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board has adopted distribution and service plans for each Portfolio (the "Plans") and, pursuant to the Plans, has entered into Distribution Agreements (with respect to all three Portfolios) and Shareholder Servicing Agreements (with respect to the New Jersey and the Taxable Portfolios only) with Advest, Inc., as distributor of the Fund's shares. Because the acquisition of MONY by AXA will result in the assignment of the Fund's Distribution Agreements and Shareholder Servicing Agreements with the Distributor, which will cause those agreements to terminate on the Closing Date, the Board approved new Distribution Agreements and new Shareholder Servicing Agreements with the Distributor to be effective on the Closing Date. The new agreements replace the current agreements with the Distributor and are identical to those agreements, except for the dates of execution and effectiveness. For the New York Portfolio, the Distributor receives from each of the Class A and Class B shares of the Portfolio a service fee equal to .25% per annum of each Class' average daily net assets for providing shareholder servicing and maintenance of shareholder accounts. In addition, the Distributor receives from the Class B shares of the New York Portfolio an asset based sales charge equal to .75% per annum of the Class B shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B shares. For both the New Jersey and Taxable Portfolios, the Distributor receives a fee equal to .25% per annum of the respective Portfolios' average daily net assets. These new agreements do not require the approval of the Fund's shareholders. For the fiscal year ended November 30, 2003, the Distributor received fees pursuant to the Distribution Agreements and Shareholder Servicing Agreements as follows: New York Portfolio:
Class A - $429,681, none of which was waived, and Class B - $87,864 of which $35,619 was waived; New Jersey Portfolio: $35,177 of which $30,842 was waived; and Taxable Portfolio: $48,220 of which $47,048 was waived; all of which was paid out by the Distributor.

Basis for the Directors' Recommendation
---------------------------------------

           The Directors determined at a meeting held on October 23, 2003, to recommend that the Fund's shareholders vote to approve the New Management Contracts.

           In coming to this recommendation, the Directors considered information about, among other things:

           o the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios of the Fund), and its resources;
           o the terms of the management contracts (in this case, the New Management Contracts);
           o the scope and quality of the services that the Manager has been providing to the Portfolios of the Fund;

           o the investment performance of the Portfolios of the Fund and of similar funds managed by other advisers;
           o the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager (see "Certain Brokerage Matters" below for more information about these matters); and
           o compensation payable by each Portfolio of the Fund to affiliates of the Manager for other services.

           In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects of the Merger on the Manager and its affiliates and the Fund. Among other things, the Directors considered:

           o the current intention of AXA that the Merger not change the investment approach or process used by the Manager in managing the Portfolios of the Fund;
           o representations of certain senior executives of the Manager and the portfolio manager of the Fund that they have no intention of terminating their employment with the Manager as a result of the Merger;
           o assurances from the Manager and its affiliates that it has no plans, as a result of or in connection with the Merger, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund;
           o   the general reputation and the financial resources of AXA; and
           o the fact that affiliates of the Manager who currently provide distribution and shareholder services to the Portfolios of the Fund are willing to continue to do so following the Merger, and that the compensation rates payable by the Portfolios of the Fund for these services are not expected to change as a result of the Merger.

           In addition, the Directors considered that the Merger Agreement provides that AXA and AIMA Acquisition Co. shall each use its reasonable best efforts to conduct its business so as to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as AXA's acquisition of the Manager's ultimate parent, MONY) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company other than bona fide compensation as principal underwriter of such investment company. Effective as of the date of the Meeting where the proposal to elect directors is voted upon, or any adjournments thereof, Ms. Lebenthal intends to resign as Director of the Fund, in order for the Fund to comply with the 75% board composition requirement of Section 15(f). Moreover, in the Merger Agreement, AXA has agreed that it will use reasonable best efforts to assure that there is no "unfair burden" imposed on the Portfolios as a result of the Merger.

           After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Management Contracts for the Fund and to recommend that the Portfolios' shareholders vote to approve the New Management Contracts.

Information About the Ownership of the Manager and the AXA/MONY Transaction
---------------------------------------------------------------------------

           The Manager of the Fund is Boston Advisors, Inc., a wholly owned subsidiary of The Advest Group, Inc. which is a wholly owned subsidiary of MONY.* Its principal office is at One Federal Street, Boston, Massachusetts 02110. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. The Manager was, as of November 30, 2003, manager or advisor with respect to assets aggregating in excess of $4.1 billion. The following individuals are directors and/or principal executive officers of the Manager:


-----------------------------------------------------------------------------------------------------
Name and Address            Principal Occupation
-----------------------------------------------------------------------------------------------------
Michael J. Vogelzang        President and Director of Boston Advisors, Inc.; Director of Advest,
One Federal Street          Inc; President, Chief Executive Officer and (through the Closing Date)
Boston, MA  02110           Trustee of Boston Advisors Trust
-----------------------------------------------------------------------------------------------------
Gregory W. Serbe            Senior Vice President and Director of Tax Exempt Investments of Boston
1740 Broadway               Advisors, Inc.; President of Lebenthal Asset Management, a division of
New York, NY 10019          Boston Advisors, Inc.
-----------------------------------------------------------------------------------------------------
Kenneth Levine              Executive Vice President and Chief Investment Officer of The MONY Group
1740 Broadway               Inc.; Director of Boston Advisors, Inc.
New York, NY  10019
-----------------------------------------------------------------------------------------------------
Michael I. Roth             Chairman and Chief Executive Officer of The MONY Group Inc.; Director
1740 Broadway               of Boston Advisors, Inc.
New York, NY 10019
-----------------------------------------------------------------------------------------------------
Allen G. Botwinick          Employee consultant to The Advest Group, Inc. and Advest, Inc.;
90 State House Square       Chairman of the Board and Trustee of the Boston Advisors Trust.
Hartford, CT 06103
-----------------------------------------------------------------------------------------------------
Jason Diamond               Executive Vice President, Treasurer and Chief Financial Officer of The
90 State House Square       Advest Group, Inc. and Advest, Inc.; Director of Advest, Inc.;
Hartford, CT  06103         Treasurer and Director of Boston Advisors, Inc.
-----------------------------------------------------------------------------------------------------
Lee Kuckro                  Executive Vice President, Secretary and General Counsel of The Advest
90 State House Square       Group, Inc. and Advest, Inc.; Director of Advest, Inc.; Clerk and
Hartford, CT 06103          Director of Boston Advisors, Inc.
-----------------------------------------------------------------------------------------------------

           Michael Vogelzang and Gregory Serbe are also officers of the Fund. In addition, Ronald Maggiacomo and Tanya Kerrigan are also officers of both the Fund and the Manager. The following are officers and directors of the Fund who are not directors of the Manager, and who may be deemed to have a material direct or indirect interest (by virtue of ownership of securities or otherwise) in the Manager or any control person of the Manager: Alexandra Lebenthal, Chairman of the Fund - As of February 2004, Ms. Lebenthal owned 8,694 shares of MONY common stock; Ronald Maggiacomo, Treasurer of the Fund - As of February 2004, Mr. Maggiacomo owned 3,997 shares of MONY common stock.

Certain Brokerage Matters
-------------------------

           In their consideration of the New Management Contracts, the Directors took account of the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager. The Manager has informed the Directors that it does not expect to change these practices as a result of AXA's acquisition of MONY. The following is a summary of these practices:

           Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. None of the Portfolios expect to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available.


___________
* The Advest Group, Inc.'s principal office is at 90 State House Square, Hartford, CT 06103, and MONY's principal office is at 1740 Broadway, New York, NY 10019.

Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

           Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are participating organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

           No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

PROPOSAL 2. ELECTION OF DIRECTORS

           At the meeting, five directors are to be elected, each to hold office until his or her successor has been elected and qualified. All such persons have consented to be named in this Proxy Statement and to serve, or to continue to serve, as directors of the Fund if elected. Mr. Victor Chang, Ms. Penny Zuckerwise and Ms. Alexandra Lebenthal were elected by shareholders through earlier proxies and currently serve as directors of the Fund. Mr. Ezekiel R. Peach, Jr. was selected and nominated by the Board's nominating committee on December 15, 2003, and elected by the full Board on March 18, 2004. Mr. Peach currently serves as a director of the Fund. Mr. Mone Anathan III and Mr. Allen
G. Botwinick were selected and nominated by the Board's nominating committee and elected by the full Board at a meeting held on December 15, 2003, subject to shareholder approval at this meeting. The Board of Directors, which met five times during the Fund's fiscal year ended November 30, 2003, has no compensation committee. Mmes. Lebenthal and Zuckerwise, and Mr. Chang attended at least 75% of the board meetings held during said fiscal year.

           The Fund has an Audit Committee of the Board of Directors, currently comprised of Messrs. Chang and Peach, and Ms. Zuckerwise who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. If elected, Mr. Anathan will also serve on the Audit Committee. The Audit Committee meets at least annually to select, oversee and set the compensation of the Fund's independent accountants. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Fund and for pre-approving certain non-audit services performed by the accountants for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's accountants to review the Fund's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee met once during the fiscal year ended November 30, 2003.

           The Fund has a Nominating Committee currently comprised of Messrs. Chang and Peach, and Ms. Zuckerwise who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, to whose discretion the selection and nomination of directors who are not "interested persons" of the Fund is committed. If elected, Mr. Anathan will also serve on the Nominating Committee. The Nominating Committee does not currently have a charter. The Nominating

Committee met once during the fiscal year ended November 30, 2003, regarding the nomination of Mr. Hugh A. Dunlap, Jr., a former Independent Director of the Fund.* The Nominating Committee currently does not consider nominees recommended by shareholders since the Board of Directors believes that the Nominating Committee is better suited to select such nominees. The Nominating Committee does not have specific minimum qualifications that must be met by a candidate, and there is not a specific process for identifying such candidates. A former Independent Director of the Fund recommended Messrs. Anathan, Botwinick and Peach for Director.

           The Fund does not have a specified process for shareholders to send communications to the Board, however, the Fund's reports to shareholders do disclose contact information which may be used to direct communications to the Board.

           The Fund does not have a policy regarding Board member's attendance at annual shareholder meetings because the Fund does not currently hold annual meetings of shareholders.

           The election of each Director requires the approval of a majority present at the meeting in person or by proxy.

           The following is a list of the current members of the Board of Directors, the nominees for Director and Officers of the Fund, including the principal occupation of each Director, nominee and Officer. The mailing address for each individual is 120 Broadway, New York, NY 10271, unless otherwise provided.



                                                                                                   Number of
                                                   Term of                   Principal           Portfolios in
                               Position(s)        Office and               Occupation(s)          Fund Complex          Other
       Name,                    held with         Length of                During Past 5          Overseen by       Directorships
  Address and Age               the Fund         Time Served(1)                Years                Director       Held by Director
-------------------         ---------------     ----------------        -------------------      --------------   ------------------

Independent Directors
---------------------

Victor Chang                 Director/Nominee      Since 1990      Retired. Guest lecturer and           3             None
One Federal Street                                                 researcher for central banks
Boston, MA 02110                                                   and the U.S. and foreign
Age 65                                                             governments. President of V.C.
                                                                   Management Co., Inc. which was
                                                                   in the business of providing
                                                                   financial analysis and economic
                                                                   consulting (1980-1996). Vice
                                                                   President of and consultant to
                                                                   Fuji Securities Company Inc.
                                                                   (1996-1998).

Penny Zuckerwise             Director/Nominee      Since 2002      Principal and founder, Wiserock       3      Director of Miavita
Wiserock, L.L.C.                                                   L.L.C. since 1999, a company                 since November 1999.
One West 81st Street                                               which provides strategy,
New York, NY 10024                                                 management oversight and
Age 48                                                             business advice. Co-founder,
                                                                   general partner and governing
                                                                   board member, Boldcap Ventures
                                                                   LLC (formerly Angels4equity)
                                                                   since April 2001, a private
                                                                   equity investment fund.
                                                                   President, Chancellor LGT Asset
                                                                   Management (currently Invesco
                                                                   Institutional) from 1991 to
                                                                   1998.

Mone Anathan III                  Nominee             ---          Harvard Divinity School,              3      Trustee of Boston
99 Garden Street                                                   Student, since September 1997.               Advisors Trust since
Cambridge,  MA  02136                                              President, Filene's Basement                 March 2000.
Age:  64                                                           (off-price retailer) from 1995               Brookstone, Inc.
                                                                   to August 1997.                              (specialty retailer)



Ezekiel Russell Peach, Jr.   Director/Nominee   Since March 2004   Retired. Robert, Finnegan &           3      Trustee of Boston
137 Atlantic Avenue                                                Lynah, PC (public accounting),               Advisors Trust since


___________
*Mr. Dunlap retired as Director of the Fund, effective January 8, 2004.

1 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.



                                                                                                   Number of
                                                   Term of                   Principal           Portfolios in
                               Position(s)        Office and               Occupation(s)          Fund Complex          Other
       Name,                    held with         Length of                During Past 5          Overseen by       Directorships
  Address and Age               the Fund         Time Served(1)                Years                Director       Held by Director
-------------------         ---------------     ----------------        -------------------      --------------   ------------------
Marblehead,  MA  01945                                             partner/principal from 1968 to               March 2000.
Age:  68                                                           December 1999.                               Wentworth 84
                                                                                                                Irrevocable Trust.
                                                                                                                Trustee of the Salem
                                                                                                                Five Cent Savings
                                                                                                                Bank.


Interested Directors(2) and Officers
------------------------------------

Alexandra Lebenthal          Director and       Since 2002      Director and Chairman of the             3      Director of Advest,
Age 39                         Chairman                         Fund since March 2002.                          Inc. and the Advest
                                                                President of the Fund from 1995                 Trust Company since
                                                                to February 2002. President of                  2001.
                                                                Lebenthal, a division of
                                                                Advest, Inc. since December
                                                                2001. Director, Senior Vice
                                                                President and Senior Managing
                                                                Director of Advest, Inc. since
                                                                2001. President of Lebenthal &
                                                                Co., Inc. from 1995 to December
                                                                2001. Executive Vice President
                                                                of Lebenthal Asset Management,
                                                                Inc. from 1997 to June 2002.

Allen G. Botwinick             Nominee             ---          Employee consultant for The              3      Trustee and Chairman
90 State House Square                                           Advest Group, Inc. and Advest,                  of Boston Advisors
Hartford, CT 06103                                              Inc. since January 2004.                        Trust since March
Age: 60                                                         Executive Vice President of
                                                                Administration and Operations
                                                                of The Advest Group, Inc. and
                                                                Advest, Inc. since 1992 to
                                                                December 2003.


Michael J. Vogelzang          President         Since 2002      President of the Fund since              N/A            N/A
One Federal Street                                              February 2002. President and
Boston, MA 02110                                                Chief Investment Officer of
Age 42                                                          Boston Advisors, Inc. since
                                                                April 1999 and Senior Vice
                                                                President and Chief Investment
                                                                Officer from August 1997 to
                                                                1999. Trustee, President and
                                                                Chief Executive Officer of
                                                                Boston Advisors Trust since
                                                                March 2000. Senior Vice
                                                                President and Portfolio Manager
                                                                of Freedom Capital Management
                                                                Corp. from September 1991 to
                                                                August 1, 1997.

Ronald Maggiacomo             Treasurer         Since 2003      Treasurer of the Fund since              N/A            N/A
One Federal Street                                              October 2003. Treasurer of
Boston, MA 02110                                                Boston Advisors Trust since
Age 61                                                          December 2003. Chief Operating
                                                                Officer of Boston Advisors,
                                                                Inc. since March 2003.
                                                                President of Billings & Co.
                                                                Inc. since March 1982. Vice
                                                                President of Bank Street
                                                                Management Company since June
                                                                2003. (All companies in which
                                                                Mr. Maggiacomo serves as an
                                                                officer are subsidiaries of The
                                                                Advest Group, Inc.)


___________
1 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

2 "Interested person" of the Fund as defined in the Investment Company Act. Alexandra Lebenthal and Allen G. Botwinick are considered "interested persons" of the Fund because of their affiliation with Advest, Inc.



                                                                                                   Number of
                                                   Term of                   Principal           Portfolios in
                               Position(s)        Office and               Occupation(s)          Fund Complex          Other
       Name,                    held with         Length of                During Past 5          Overseen by       Directorships
  Address and Age               the Fund         Time Served(1)                Years                Director       Held by Director
-------------------         ---------------     ----------------        -------------------      --------------   ------------------

Gregory Serbe                 Secretary         Since 2000      Secretary of the Fund since              N/A            N/A
Age 58                                                          2000. Senior Portfolio Manager
                                                                of the Fund since April 1,
                                                                2001, and Assistant Portfolio
                                                                Manager of the Fund from 1998
                                                                to 2001. President of Lebenthal
                                                                Asset Management, a division of
                                                                Boston Advisors, Inc. and
                                                                Senior Vice President of Boston
                                                                Advisors, Inc. since 2002.
                                                                Managing Director of Lebenthal
                                                                Asset Management, Inc. from
                                                                1998 to 1999, Senior Managing
                                                                Director of Lebenthal Asset
                                                                Management, Inc. from 1999 to
                                                                2000, Executive Vice President
                                                                and Chief Operating Officer of
                                                                Lebenthal Asset Management,
                                                                Inc. from 2000 to 2001 and
                                                                President of Lebenthal Asset
                                                                Management, Inc. from 2001 to
                                                                June 2002. Personal account
                                                                executive with Lebenthal & Co.,
                                                                Inc. from 1997 to 1998.

Tanya Kerrigan                Assistant         Since 2003      Assistant Secretary of the Fund             N/A          N/A
One Federal Street            Secretary                         since October 2003. Vice
Boston, MA 02110                                                President and Director of
Age 31                                                          Compliance of Boston Advisors,
                                                                Inc. since October 2003.
                                                                Compliance Officer of H.C.
                                                                Wainwright & Co., Inc. from
                                                                December 1999 to April 2003.
                                                                Full time law student from
                                                                August 1997 to May 2000.


___________
1 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

           The following table shows the dollar range of Fund shares beneficially owned by each director or nominee as of December 31, 2003:





                                                                           Aggregate Dollar Range of
                                                                        Equity Securities in All Funds
                                                                         Overseen or to be Overseen by
                                  Dollar Range of Equity               Director or Nominee in Family of
Name of Director                   Security in the Fund                      Investment Companies
------------------------        --------------------------          --------------------------------------

Independent Directors
---------------------
Victor Chang                              None                                          None

Penny Zuckerwise                          None                                          None

Mone Anathan III                          None                                          None

Ezekiel Russell Peach, Jr.                None                                          None


Interested Directors
--------------------
Alexandra Lebenthal                Lebenthal New York                              $10,001-$50,000
                                   Municipal Bond Fund
                                       $1-$10,000

                                  Lebenthal New Jersey
                                   Municipal Bond Fund
                                          None

                                    Lebenthal Taxable
                                   Municipal Bond Fund
                                     $10,001-$50,000

Allen G. Botwinick                        None                                          None

           The table below illustrates that the Portfolios paid an aggregate remuneration of $13,500 to the disinterested directors of the Fund for the period ended November 30, 2003, pursuant to the terms of the Current Management Contracts between the Fund, on behalf of each Portfolio, and the Manager.



                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                     Aggregate                Pension or             Estimated Annual      Total Compensation From
                               Compensation From Fund  Retirement Benefits Accrued    Benefits Upon         Fund Complex Paid to
  Name of Person, Position        for Fiscal Year       as Part of Fund Expenses       Retirement                Directors*
------------------------------------------------------------------------------------------------------------------------------------
Victor Chang,                         $4,500                    $0                         $0                      $4,500
Director

Hugh A. Dunlap, Jr., **
Director                              $4,500                    $0                         $0                      $4,500

Penny Zuckerwise,
Director                              $4,500                    $0                         $0                      $4,500

Alexandra Lebenthal,
Director and Chairman                 $0                        $0                         $0                      $0


___________
* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2003. The Fund Complex consists of the three Portfolios of the Fund.

** Mr. Hugh A. Dunlap, Jr. retired as Director of the Fund, effective January 8, 2004.

INFORMATION REGARDING THE FUND

           The following table shows the nature, amount and percentage of Fund shares owned by each director and nominee and the Principal Executive Officer of the Fund, as of December 31, 2003:



                                               Amount and Nature of Beneficial      Percent of Ownership in the
                Name of Director/Officer                  Ownership                             Fund
           -------------------------------------------------------------------------------------------------------

           Independent Directors
           ---------------------
           Victor Chang                                      $0                                 0%

           Penny Zuckerwise                                  $0                                 0%

           Mone Anathan III                                  $0                                 0%

           Ezekiel Russell Peach, Jr.                        $0                                 0%

           Interested Directors
           --------------------
           Alexandra Lebenthal*                       New York Portfolio
                                                            $6,832                        Less than 1%

                                                      Taxable Portfolio
                                                           $20,697                        Less than 1%

           Allen G. Botwinick                                $0                                 0%

           As of December 31, 2003, the Directors and the Principal Executive Officer of the Fund as a group beneficially owned less than 1% of each Portfolio's outstanding shares.

           On the Record Date, there were 21,314,128, 1,087,110, 2,070,101, and
2,541,643 shares, respectively, of the New York Portfolio - Class A, New York Portfolio - Class B, New Jersey Portfolio, and Taxable Portfolio outstanding. As of December 31, 2003, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Portfolio's outstanding shares as of December 31, 2003:



                                                                                                  Amount and
                 Name and Address                            % of Class                       Nature of Ownership
           ----------------------------                ----------------------           -------------------------------

Lebenthal New York Municipal Bond Fund Class A Shares

None

Lebenthal New York Municipal Bond Fund Class B Shares

Martha M. Bloch                                                6.70%                              75,117.801
c/o Ziegler                                                                                       Beneficial
Wexford Clearing Services Corp. FBO
5 Manor Avenue
White Plains, NY 10605-4913

Lebenthal New Jersey Municipal Bond Fund

Harold A. Golle                                                5.97%                              123,431.336
c/o Wexford Clearing Services Corp. FBO                                                           Beneficial
744 Linwood Avenue
Ridgewood, NJ 07450-3533


___________
* Ms. Lebenthal is the Chairman and a Director of the Fund.




Dorothy M. Golle                                               5.86%                              121,164.014
c/o Wexford Clearing Services Corp. FBO                                                           Beneficial
744 Linwood Avenue
Ridgewood, NJ 07450-3533

Lebenthal Taxable Municipal Bond Fund

None

           Administrator of the Fund. The Fund's Administrator is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111.

           Distributor of the Fund. The Fund's principal distributor is Advest, Inc., 90 State House Square, Hartford, Connecticut 06103.


Information About Proxies and the Conduct of the Meeting

           Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Manager or its affiliates. In addition, the Manager or the Distributor may engage parties to assist them in the solicitation of the proxies.

           Costs of Solicitation. All of the costs of the Meeting will be paid by the Manager. None of these costs will be borne by the Fund.

           Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You may vote in person on May 20, 2004, at the Meeting or by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund at 120 Broadway, New York, NY 10271, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

           Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). One-third of the outstanding Shares of the Fund (or a Portfolio, with respect to approval of the New Management Contracts) on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal to approve the New Management Contracts. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

           Required Vote. The vote required to approve the New Management Contracts is the lesser of (1) 67% of the shares of the Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Portfolio outstanding on the record date. If the required vote is not obtained with respect to a Portfolio, the Directors will consider what other actions to take in the best interests of the Portfolio. The election of a Director requires the approval of a majority of the shares voted at the Meeting in person or by proxy.

           Adjournments; Other Business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

           The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is: (i) the approval of the New Management Contracts and (ii) the election of directors. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the person named as proxy intends to vote the proxies in accordance with their best judgment, unless the Secretary of the Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares. If you object to our voting other matters on your behalf, please inform the Secretary of the Fund in writing before the Meeting.

           Shareholder Proposals at Future Meetings. The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A
                                                                      ----------

                         Form of New Management Contract
                         -------------------------------


                                     FORM OF
                             NEW MANAGEMENT CONTRACT


                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")


                               LEBENTHAL [ ] FUND
                                (the "Portfolio")


                               New York, New York


                                                                  ________, 2004

Boston Advisors, Inc.
One Federal Street
Boston, MA  02110

Gentlemen:

           We herewith confirm our agreement with you as follows:

           1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the document listed above and will furnish you such amendments thereto as may be made from time to time.

           2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below, including supervising and monitoring the performance of the Administrator in connection with its duties under our Administrative Services Agreement.

              (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

              (c) You will report to our Board of Directors at each meeting thereof all changes in our Portfolio since your prior report, and will also keep us in touch with important developments affecting our Portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our Portfolio, the activities in which such entities engage, federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

              (d) It is understood that you will from time to time employ, subcontract with or otherwise associate yourself with, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

              (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonable request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

           3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us;
(c) commitment fees and certain insurance premiums; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Portfolio and general accounting records; (i) costs of organizing and maintaining our existence as a corporation;
(j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates and costs of other personnel providing clerical, accounting supervision and other office services to us, as we may request; (k) costs of stockholders' services; (l) costs of stockholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for herein and in the Administrative Services Agreement and Distribution Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale.

           4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

           5. In consideration of the foregoing we will pay you a fee at the annual rate of .25% of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

           6. This Agreement will become effective on the date hereof and shall remain in effect until , 2006 and shall continue in effect until and thereafter
for successive twelve-month periods (computed from each    ), provided that such
continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

           7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

           8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers and directors employees or the who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

           If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                   Very truly yours,


                                                   LEBENTHAL FUNDS, INC.
                                                   Lebenthal [   ] Fund


                                                    By: ________________________
                                                        Name:
                                                        Title:


ACCEPTED:  ___________, 2004


BOSTON ADVISORS, INC.


By: ____________________________________
      Name:
      Title:

 ------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY


           Read the Proxy Statement and have the Proxy card at hand.

      TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.
       INTERNET: Go to www.proxyweb.com and follow the on-line directions.
              MAIL: Vote, sign, date and return your proxy by mail.

   If you vote by Telephone or Internet, you do not need to mail your proxy.
                                         -----------------------

 ------------------------------------------------------------------------------


                                 FORM OF PROXY

                             LEBENTHAL FUNDS, INC.
                                  120 Broadway
                            New York, New York 10271

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                  THE BOARD OF DIRECTORS SPECIAL
                                          MEETING OF SHAREHOLDERS - MAY 20, 2004


The undersigned shareholder of Lebenthal Funds, Inc. (the "Fund") hereby appoints Gregory W. Serbe and Alexandra Lebenthal as attorneys and proxies of the undersigned, with full power of substitution, to vote at the meeting and all adjournments and postponements thereof, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on March 31, 2004, at the Special Meeting of Shareholders of the Fund to be held at the offices of Lebenthal Asset Management, a division of Boston Advisors, Inc., at 120 Broadway, New York, NY 10271 at 9:00 a.m. on May 20, 2004, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.


                                         Date:____________________________

                                       The undersigned acknowledges receipt with this proxy card of a copy of the notice of Special Meeting of Shareholders and the Proxy Statement

                                       -----------------------------------------



                                       -----------------------------------------
                                       Signature (s)    (Please sign in the Box)

                                       PLEASE  SIGN  NAME OR  NAMES  AS  PRINTED
                                       ABOVE TO  AUTHORIZE  THE  VOTING  OF YOUR
                                       SHARES AS INDICATED  ABOVE.  WHERE SHARES
                                       ARE  REGISTERED  WITH JOINT  OWNERS,  ALL
                                       JOINT OWNERS SHOULD SIGN. PERSONS SIGNING
                                       AS EXECUTORS,  ADMINISTRATORS,  TRUSTEES,
                                       ETC.    SHOULD   SO   INDICATE.    IF   A
                                       CORPORATION,    PLEASE   SIGN   IN   FULL
                                       CORPORATE  NAME  BY  PRESIDENT  OR  OTHER
                                       AUTHORIZED  OFFICER.  IF  A  PARTNERSHIP,
                                       PLEASE SIGN IN FULL  PARTNERSHIP  NAME BY
                                       AUTHORIZED PERSON.

Please fill in box(es) as shown using black or blue ink or number 2 pencil |X|.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

                              LEBENTHAL FUNDS, INC.
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund


                                VOTE ON PROPOSALS


                                          FOR          AGAINST        ABSTAIN

1.   TO APPROVE THE NEW                   |_|            |_|            |_|
     INVESTMENT MANAGEMENT
      CONTRACT.


2.   TO ELECT FIVE DIRECTORS
     TO THE BOARD OF
     DIRECTORS.

Nominees:                            For all           Withhold
     PENNY ZUCKERWISE,               nominees listed   authority to vote
     VICTOR CHANG,                   (except as noted  for all nominees
     MONE ANATHAN III,               in space          listed
     ALLEN G. BOTWINICK,             provided)
     EZEKIEL RUSSELL PEACH, JR.
                                                  |_|                 |_|


__________________________________________________________________________
INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) on the line immediately above.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.